October 8, 1998

    TO OUR SHAREHOLDERS:



    For the quarter ended September 30, 1998, we decreased our net assets by $277,000, or $.05 per share, resulting in total net asset valuation of $8,152,410.

    On a positive note, we increased our valuation in MINRAD, Inc. from $623,000 to $949,512. During the quarter they entered into a strategic alliance with Wilson Greatbatch. In this transaction, MINRAD, Inc. received $1.2 million cash, personnel and inventory for a line of products in the magnetic resonating industry that will be sold through BioVector, Inc. In exchange, Wilson
Greatbatch received stock and options for approximately 9% of MINRAD, Inc. Separately, BioVector, Inc. reached an exclusive sales agreement with
Electro-Catheter Corp. (OTCBB:ECTH) and Cardiac Control Systems, Inc. (OTCBB:CDCS) in North America. We expect to generate revenues in October.

     Offsetting these positive results and leading to the net decline of $277,000, was a decline in the stock price of two of our publicly traded companies. We revalued our investment in ARIA Wireless Systems, Inc. from $610,000 to $122,000 and in Lightbridge, Inc. from $126,495 to $57,012.

    Management and the Board of Directors remain committed to increasing the value of Rand Capital and our stock.

    I thank you for your support.


    Allen F. Grum
    President

PORTFOLIO VALUATION / SEPTEMBER 30, 1998

                                                                                                September 30, 1998     June 30, 1998

                                                                          Date                           Per Share         Per Share
Company and Business                      Type of Investment              Acquired     Cost        Value    Rand     Value     Rand

ARIA Wireless Systems, Inc. (OTC:AWSI)*   Common stock - 488,000 shares   5/23/97      438,000     122,000  0.02     610,000   0.11
Buffalo, NY.  Markets radio
transmission communication equipment
www.ariawireless.com

ARS, Inc.                                 Participation in subordinated    7/1/97    1,000,000   1,087,000  0.19   1,067,000   0.19
Buffalo, NY. Assembles and distributes    debenture at 12% due July,
replacement automotive products           2002 through April 2005
www.arsradiators.com                      with detachable warrants

BioVector, Inc.                           Common stock - 50,000 shares    4/17/97       50,000     125,000  0.02     125,000   0.02
Orchard Park, NY.                         Convertible promissory note at               360,000     360,000  0.06     360,000   0.06
Medical technological                     8%, due April 2002. Option to
sales force company                       purchase 165,000 common shares

Fertility Acoustics, Inc.                 Common stock - 50,000 shares     10/1/97      50,000     125,000  0.02     125,000   0.02
Orchard Park, NY. Developer of            Option to purchase 15,000
proprietary                               shares methods to diagnose onset
methods to diagnose onset of ovulation.   of ovulation.

J. Giardino                               First Mortgage at 12%            2/26/88     172,034     172,034  0.03     172,034   0.03
Buffalo, NY.  Owns and leases
commercial property

HealthWay Products Company, Inc.          Promissory note at 24%, due      3/18/97     100,000     100,000  0.02     100,000   0.02
Syracuse, NY. Manufactures air filters    June 1996. 4,667 warrants for
and climate control devices               Series A preferred stock
www.healthway.com

Lightbridge, Inc. (NASDAQ: LTBG)*         Common stock - 14,253 shares     3/31/94     218,271      57,012  0.01     126,495   0.02
Burlington, MA. Provides software based
services for wireless telecommunications
industry.
www.lightbridge.com

MINRAD, Inc.                              Common stock - 118,689 shares    8/4/97      429,000     949,512  0.17     623,000   0.11
Orchard Park, NY.  Developer of laser     Option to purchase 5,000 shares
guided surgical devices.

Pathlight Technology, Inc.                Class A Series 1(a)Convertible   10/7/97     100,000     100,000  0.02     100,000   0.02
Ithaca, NY.  Develops high technology     Preferred stock - 100,000 shares
Serial Storage Architecture for computer  with 6% cumulative dividend industry.
www.pathlight.com


Reflection Technology, Inc.               Series J convertible preferred   10/4/97     500,000     150,000  0.03     150,000   0.03
Waltham, MA.  Develops and licenses       stock - 243,903 shares
proprietary virtual display technology
www.reflectiontech.com

UStec                                     Common stock - 47,583 shares     6/26/98     100,000     100,000  0.02     100,000   0.02
Victor, NY.  Manufactures residential     Term loan at 6%, repaid
digital wiring systems                    January 1998
www.ustecnet.com

Other investments (a)                     Other                                        992,964     294,298  0.05     329,060   0.05
                                                                                   -----------
                                          Total portfolio investments                4,510,269   3,741,856  0.66   3,987,589   0.70
                                                                                     =========
                                          Cash and cash equivalents                              3,369,044  0.59   3,354,765   0.59
                                          Net receivables(payables)                                 13,110   .--      58,883   0.01
                                                                                               -----------       -----------

                                          Net assets before taxes                                7,124,010  1.25   7,401,237   1.30
                                          Tax provision(benefit)                               (1,028,400) (0.18) (1,028,400) (0.18)
                                                                                               -----------       -----------

                                          Net assets                                            $8,152,410        $8,429,637
                                                                                                ==========        ==========

                                          Net asset value per share                                        $1.43              $1.48
                                          (5,708,034 shares at September
                                          30, 1998 and June 30, 1998)



* Publicly owned company ^ Unrestricted securities (a) Includes Investments with valuation less than $100,000 during both periods

Note: Restricted securities, including securities of publicly-owned companies which are subject to restrictions on resale, are valued at fair value as determined by the Board of Directors. Fair value is considered to be the amount which the Corporation may reasonably expect to receive for portfolio securities if such securities were sold on the valuation date. Valuations as of any particular date, however, are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of securities.

Rand Capital Corporation
Board of Directors (Elected by Shareholders April 14, 1998)
         Reginald B. Newman II Chairman of the Board
g        Thomas R. Beecher, Jr.
         Allen F. Grum
a, c     Luiz F. Kahl
c, g     Ross B. Kenzie
a        Willis S. McLeese
a, c, g  Jayne K. Rand
a - Member of audit committee     c - Member of compensation committee
g - Member of governance committee

Officers Title    Email
Allen F. Grum President, Chief Executive Officer pgrum@randcap.com Nora B. Sullivan Executive Vice President nsullivan@randcap.com Daniel P. Penberthy Chief Financial Officer dpenberthy@randcap.com Corporate Data
Stock Listing NASDAQ  SmallCap  Market - symbol RAND
Transfer Agent and Registrar Continental Stock Transfer & Trust Company General Counsel Hodgson, Russ, Andrews, Woods & Goodyear, LLP Independent Accountants Deloitte & Touche LLP
Number  of Shareholders 1,087 (as of March 10, 1998)

Rand is actively seeking business opportunities for investment consideration. If you are aware of such businesses which may need
Rand's support and assistance, please feel free to contact us.
Rand Capital Corporation
2200 Rand Building
Buffalo, NY 14203
Tel: 716-853-0802
Fax: 716-854-8480